Exhibit 10.9

                               SECURITY AGREEMENT

     SECURITY  AGREEMENT  (this  "Agreement"), dated as of July 14, 2006, by and
                                  ---------
among Paul Roman, ("Roman"), and Dutchess Private Equities Fund, LP and Dutchess
                    -----
Private Equities Fund, II, LP, both Delaware Limited partnerships, as the secured parties signatory hereto and their respective endorsees, transferees and assigns (collectively, the "Secured Party") (sometimes hereinafter the Company
                              -------------
and  the  Secured  Party  are  collectively  referred  to  as  the  "parties").

                              W I T N E S S E T H:

     WHEREAS, pursuant to Subscription Agreement, dated the date hereof between SimplaGENE USA, Inc. (the "Company") and the Secured Party (the "Subscription
                                                                    ------------
Agreement"),  the  Company  has  agreed  to  issue  to the Secured Party and the
---------
Secured  Party  has  agreed  to  purchase  from Company certain of Company's ten percent (10%) Secured Convertible Debentures, due five years from the date of issue (the "Debentures"), which are convertible into shares of Company's Common
             ----------
Stock, par value $.001 per share (the "Common Stock").  In connection therewith,
                                       ------------
the Company shall issue to the Secured Party certain Common Stock purchase warrants dated as of the date hereof to purchase the number of shares of Common Stock (the "Warrants"); and
              --------

WHEREAS, in order to induce the Secured Party to purchase the Debentures, Roman has agreed to execute and deliver to the Secured Party this Agreement for the benefit of the Secured Party and to grant to it a first priority security interest in certain property of Roman to secure the prompt payment, performance and discharge in full of all of Company's obligations under the Debentures and exercise and discharge in full of Company's obligations under the Warrants.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.     Certain  Definitions.  As  used  in  this  Agreement, the following terms
       --------------------
shall  have  the  meanings  set  forth  in  this  Section  1.

(a)     "Collateral"  means  any  shares  of the Company's common stock ("Common
         ----------
Stock") or the contractual right to purchase Common Stock pursuant to all stock options granted to Roman by the Company, whether currently owned or hereafter acquired by Roman, his affiliates, heirs, agents or corporations or other legal entities controlled by Roman, in which the Secured Party is granted a security interest by this Agreement.

(b)     "Obligations"  means  all  of  the  Company's  obligations  under  the
         -----------
Debentures, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later decreased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

(c)     "UCC"  means  the Uniform Commercial Code, as currently in effect in the
         ---
Commonwealth  of  Massachusetts.

2.     Grant  of  Security  Interest.  As an inducement for the Secured Party to
       -----------------------------
purchase  the  Debentures  and  to  secure  the  complete  and  timely  payment, performance and discharge in full, as the case may be, of all of the Obligations, Roman hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Party, a continuing security interest in, a continuing first lien upon, an unqualified right to possession and disposition of and a right of set-off against, in each case to the fullest extent permitted by law, all of Roman's right, title and interest of whatsoever kind and nature in and to the Collateral (the "Security Interest").
                                     ------------------

3.     Representations,  Warranties,  Covenants  and Agreements of Roman.  Roman
       -----------------------------------------------------------------
represents and warrants to, and covenants and agrees with, the Secured Party as follows:

(a) Roman has the requisite legal capacity to enter into this Agreement and otherwise to carry out his obligations thereunder. This Agreement constitutes a legal, valid and binding obligation of Roman enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally.

(b) Roman is the sole owner of the Collateral, free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest in and to pledge the Collateral. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Party pursuant to this Agreement) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, Roman shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Party pursuant to the terms of  this  Agreement).

(c) No part of the Collateral has been judged invalid or unenforceable. No written claim has been received that any Collateral or Roman's use of any Collateral violates the rights of any third party. There has been no adverse decision to the Roman's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to Roman's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of Roman, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(d) This Agreement creates in favor of the Secured Party a valid security interest in the Collateral securing the payment and performance of the Obligations.

(e) On the date of execution of this Agreement, Roman will deliver to the Secured Party one or more executed UCC financing statements on Form-1 with respect to the Security Interest for filing in New York and with such other jurisdictions as may be requested by the Secured Party.

(f) This Agreement creates in favor of the Secured Party a valid security interest in the Collateral securing the payment and performance of the Obligations of the Company.

(g) The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which the Company is a party or by which Roman is bound. No consent (including, without limitation, from creditors of Roman) is required for Roman to enter into and perform his obligations hereunder.

(h) Roman shall at all times maintain the liens and Security Interest provided for hereunder as valid first priority liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the Security Interest hereunder shall terminate pursuant to Section 11. Roman hereby agrees to defend the same against any and all persons. Roman shall safeguard and protect all Collateral for the account of the Secured Party. At the request of the Secured Party, Roman will sign and deliver to the Secured Party at any time or from time to time one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Party and the Company will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Company shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Company shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

(i) Roman will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral without the prior written consent  of  the  Secured  Party.

(j) Roman shall permit the Secured Party and its representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by the Secured Party from time to time.

(k) Roman will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(l) Roman shall promptly notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral in excess of ten thousand dollars ($10,000) and of any other information received by the Company that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder.

(m) All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of Roman with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

4.     Defaults.  The  following  events  shall  be  "Events  of  Default":
       --------                                       -------------------

(a) The occurrence of an Event of Default (as defined in the Transaction Documents between the Company and the Secured Party of this date) under the Transaction Documents, or breach of the terms of the Transaction Documents.

(b) Any representation or warranty of Roman in this Agreement shall prove to have been incorrect in any material respect when made;

(c) The failure by Roman to observe or perform any of its obligations hereunder in any material respect.

5.     Duty  To  Hold In Trust.  Upon the occurrence of any Event of Default and
       -----------------------
at any time thereafter while uncured, if subject to cure, and after exhausting all remedies against the Company, including all collateral granted to the Secured Party by the Company, the Secured Party shall be entitled to sell, transfer or dispose of the Collateral for application to the satisfaction of the Obligations.

6.     Rights  and  Remedies  Upon  Default.  Upon  occurrence  of  any Event of
       ------------------------------------
Default and at any time thereafter while uncured, if subject to cure, and after exhausting all remedies against the Company, including all collateral granted to the Secured Party by the Company, the Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Debentures, and the Secured Party shall have all the rights and remedies of a secured party under this Agreement. The Secured Party shall have the following rights and powers:

(a) The Secured Party shall have the right to take possession of the Collateral set forth in Section 1 (a).

(b) The Secured Party shall have the right to the Collateral and shall have the right to assign, sell, or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such tim and times and at such place or places, and at such amount or amounts, upon such terms and conditions as the Secured Party may deem commercially reasonable.

     (c) In no event will the Secured Party have the right to any other assets of Roman other than the Collateral.

7.     Applications  of  Proceeds.  The  proceeds  of  any  such  sale, or other
       --------------------------
disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by the Secured Party in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to Roman any surplus proceeds. To the extent permitted by applicable law, Roman waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Party.

8.     Costs and Expenses.     The Company agrees to pay all out-of-pocket fees,
       -------------------
costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party. The Company shall also pay all other claims and charges which in the reasonable opinion of the Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Company will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Debentures. Until so paid, any fees payable hereunder shall be added to the principal amount of the Debentures and shall bear interest at the rate of 18% per annum.

9.     Responsibility  for  Collateral.  Roman  assumes  all  liabilities  and
       -------------------------------
responsibility  in  connection  with  all  Collateral.

10.     Security  Interest  Absolute.  All  rights  of the Secured Party and all
        ----------------------------
Obligations of the Company, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Debentures, the Warrants or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Debentures, the Warrants or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Company or Roman, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Company expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, the Company's obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Company and Roman waive all right to require the Secured Party to proceed against any other person or to apply any Collateral which the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy. The Company waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

11.     Term  of  Agreement.  This  Agreement  and  the  Security Interest shall
        -------------------
terminate on the date on which all payments under the Debentures have been made in full and all other Obligations of the Company have been paid or discharged. Upon such termination, the Secured Party, at the request and at the expense of the Company, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement. Notwithstanding anything to the contrary contained herein, Roman shall at all times be free to dispose of the Collateral in accordance with the provisions of the Leak-out Agreement dated the date hereof with Secured Party. Further, this Agreement shall terminate automatically upon termination of the restrictions contained in the Leak-out Agreement.

12.     Power  of  Attorney;  Further  Assurances.
        -----------------------------------------

(a) Roman authorizes the Secured Party, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as Roman's true and lawful attorney-in-fact, with power, in its own name or in the name of Roman, to, after the occurrence and during the continuance of an Event of Default (i) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against Collateral; (ii) generally, to do, at the option of the Secured Party, and at Roman's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement, the Debentures and the Warrants, all as fully and effectually as Roman might or could do; and Roman hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

(b) Roman hereby irrevocably appoints the Secured Party as the Company's attorney-in-fact, with full authority in the place and stead of Roman and in the name of Roman, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Company where permitted by law.

13.     Notices.  All  notices,  requests,  demands  and  other  communications
        -------
hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof,
(iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

If  to  Roman:

Paul  Roman
SimplaGene  USA,  Inc,
500  Bi-County  Blvd.  Ste.  400
Farmingdale,  NY  11735-3940
Telephone:  631-694-1111
Facsimile:  631-694-8493

With  Copy  to:

Gary  T.  Moomjian
Moomjian  &  Waite,  LLP
100  Jericho  Quadrangle  -  Suite  225
Jericho,  New  York  11753
Phone:  516-937-5900,  Ext.  47
Fax:  516-937-5050


If  to  the  Secured  Party:

Dutchess  Capital  Management,  LLC
Douglas  Leighton
50  Commonwealth  Ave,  Suite  2
Boston,  MA  02116
(617)  301-4700
(617)  249-0947

14.     Miscellaneous.
        -------------

(a) No course of dealing between Roman and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Debentures shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b) All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Debentures or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect to the subject matter hereof. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(d) In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h) The validity, terms, performance and enforcement of this Agreement shall be governed and construed by the provisions hereof and in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements that are negotiated, executed, delivered and performed solely in the Commonwealth of Massachusetts.

(i) All disputes arising under this agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to principles of conflict of laws. The parties to this agreement will submit all disputes arising under this agreement to arbitration in Boston, Massachusetts before a single arbitrator of the American Arbitration Association ("AAA"). The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law in the Commonwealth of Massachusetts. No party to this agreement will challenge the jurisdiction or venue provisions as provided in this section. Nothing in this section shall limit the Holder's right to obtain an injunction for a breach of this Agreement from a court of law.

(j) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

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                                      *.*.*


IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.


     ROMAN
     -----
/s/Paul A. Roman
----------------
Paul A.  Roman



                              DUTCHESS  PRIVATE  EQUITIES  FUND,  L.P.
                              DUTCHESS PRIVATE EQUITIES FUND, II, L.P. BY ITS GENERAL PARTNER DUTCHESS
                              CAPITAL  MANAGEMENT,  LLC


   By:  /s/Douglas H. Leighton
        ----------------------
 Name:  Douglas  H.  Leighton
Title:  A  Managing  Member